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                                                                    EXHIBIT 99.2

                                                                  CONFORMED COPY

                               DATED 12 MARCH 1998




                                 AURA BOOKS PLC


                                     - AND -


                                WINDGUARD LIMITED








                                TRADING AGREEMENT




















                                  KIMBELL & CO
                                   Solicitors
                                352 Silbury Court
                                Silbury Boulevard
                              Milton Keynes MK9 2HJ



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This AGREEMENT is made on 12 March 1998

BETWEEN

(1) AURA BOOKS PLC of 14/15 Fairway Drive, Greenford, Middlesex UB6 8PW ("AURA"); and

(2)      WINDGUARD LIMITED of 9 Grays Inn Square, London WC1R 5JF
         ("WINDGUARD").

WHEREAS-

(A) Aura and Windguard have today entered into an agreement ("the Agreement") for the sale ("the Sale") by Aura to Windguard of the business and assets of the retail division of Aura ("the Business").

(B) To facilitate the smooth separation of the Business from the business of Aura the parties have agreed that certain assets and services will be provided by Aura to Windguard.

IT IS AGREED as follows:-

1.       INDEPENDENCE

1.1 The parties agree that Windguard shall use all reasonable efforts to ensure that it is able to operate as an independent business as soon as reasonably possible.

1.2 Windguard will procure that it has a fully independent accounting system before 30 September 1998 and thereafter unless the parties otherwise agree Windguard shall continue to have access to the hardware and software


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         facilities of Aura during the currency of this Agreement. Pending the implementation of such a system Aura will on request purchase products for use by Windguard. Stock will be invoiced to Windguard on despatch to the stores and payment will be made within 30 days of the end of the month following the month of invoice. Any stock not despatched within 60 days of receipt in the warehouse will automatically be invoiced to Windguard and payment made by Windguard within 30 days.

1.3 For the avoidance of doubt Aura shall have no liability in respect of such products and shall:

         1.3.1 be entitled to invoice Windguard in full for all costs and expenses associated therewith (including delivery to store costs); and

         1.3.2    shall not be required to accept any returns.

2.       PROVISION OF SERVICES

2.1 Aura will make available those services set out in column 1 of Schedule 1 to Windguard (the "Services") until the earlier of (i) Windguard becoming fully independent and no longer requiring the services as contemplated in clause 1.1; and (ii) the exercise or expiry of the option granted under the option deed of today's date between the shareholders of Windguard and Advanced Marketing (Europe) Limited.

2.2 In consideration for the provision of the Services by Aura, Windguard will pay to Aura the required amounts calculated by reference to column 2 of Schedule 1. For the avoidance of doubt any services or products supplied by either of the parties to the other except for the Services shall be provided on an arm's length basis.

2.3 The parties shall each procure the delivery to the other within 21 days of a


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         month end statements showing their respective sales and cost of sales for such month. Aura will invoice Windguard on a monthly basis for the amounts payable pursuant to clause 2.2 and Windguard will settle those invoices within three days of receipt of the same. If for any reason month end statements are not available within 21 days a payment on account will be made by Windguard

2.4 The content of column 2 of schedule 1 will be reviewed by the parties in good faith for reasonableness on a quarterly basis.

3.       GENERAL

3.1 If Windguard no longer requires the Services or any of them to be provided Windguard shall give to Aura not less than 4 weeks' written notice that it wishes to terminate this Agreement or any part of it.

3.2 If at any time Windguard shall use the majority of any category of the Services the parties shall in good faith agree the transfer of employment of any relevant resource to Windguard which shall be entitled to charge Aura for any continued use thereof.

4.       WAREHOUSE EMPLOYEES

4.1 Windguard shall indemnify Aura and keep Aura indemnified against all Employment Liabilities which relate to or arise out of all employment relationships with the Warehouse Employees.


4.2      In this clause 4:-

         4.2.1 "Employment Liabilities" means any and all Losses arising out of or connection with employment or the employment relationship, or


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                  termination of employment or of the employment relationship
                  (and, for the avoidance of doubt, shall exclude salaries and other remuneration);

         4.2.2 "Losses" means all losses, legal costs, actions, proceedings, claims, demands and damages; and

         4.2.3 "Warehouse Employees" means those employees listed in schedule 2.

5.       NOTICES

5.1 Any notice or other communication given or made under or in connection with the matters contemplated by this agreement shall be made in writing.

5.2 Any such notice or other communication shall be addressed as provided in sub-clause 5.3 and, if so addressed, shall be deemed to have been duly given or made as follows:-

         5.2.1 if sent by first class post, two business days after the date of posting;

         5.2.2 if sent by facsimile, when despatched to the correct facsimile number confirmed by an activity report showing 'Transaction O.K' or words to similar effect and followed by written confirmation sent by first class post.

         PROVIDED THAT if, in accordance with the above provisions, any such notice or other communication would otherwise be deemed to be given or made outside working hours, such notice or other communication shall be deemed to be given or made at the start of working hours on the next business day.

5.3 The relevant addressee, address and facsimile number of each party for the


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         purposes of this agreement, subject to sub-clause 5.4, are:-

         Name of party                      Address                             Facsimile No.
         -------------                      -------                             -------------
         Windguard                          14/15 Fairway Drive        0181 578 1905
         ---------
                                            Greenford,
                                            Middlesex UB6 8PW

         F.A.O    Paul Hughes D'Aeth


         Aura                               14/15 Fairway Drive        0181 578 1905
         ----
                                            Greenford
                                            Middlesex UB6 8PW

         F.A.O.            Tony Pickup


5.4 A party may notify the other parties to this agreement of a change to its name, relevant addressee, address or facsimile number for the purposes of sub-clause 5.3 PROVIDED THAT such notification shall only be effective on:-

         5.4.1 the date specified in the notification as the date on which the change is to take place; or

         5.4.2 if no date is specified or the date specified is less than five clear business days after the date on which notice is given, the date falling five clear business days after notice of any such change has been given.

6.       CONFIDENTIALITY

6.1 Each of Aura and Windguard acknowledges and agrees that during the course of this Agreement each of them may disclose to the other information that can be considered proprietary and confidential which relates to its business operations, services or technical knowledge ("Confidential


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         Information"). Each party shall procure that when it is a receiving party all Confidential Information communicated to it by the disclosing party shall be received in confidence; used only for the purposes, and within the duration, of this Agreement and shall be protected in the same manner as the receiving party protects its own Confidential Information, but in any event in not less than a reasonable manner, except information which;

         6.1.1 is or becomes generally available to the public other than as a result of a breach of this clause; or

         6.1.2 is acquired from a third party who owes no obligation of confidence to the disclosing party in respect of the Confidential Information; or

         6.1.3 is independently developed by the receiving party without the use of the disclosing party's Confidential Information; or

         6.1.4 the receiving party is required by law to disclose, providing always that the receiving party shall promptly notify the disclosing party of such requirement prior to any such disclosure; or

         6.1.5 is already known by the receiving party at the time of its receipt (as evidenced by its written records); or

         6.1.6 is agreed by Aura and Windguard from time to time to be excluded.

6.2 Prior to the receiving party disclosing any Confidential Information obtained from a disclosing party to any authorised agent or sub-contractor engaged by a receiving party, the receiving party shall obtain from the authorised agent or sub-contractor a signed confidentiality undertaking on substantially the same terms as contained in this clause 6.

6.3      Upon the expiration or termination of this Agreement all Confidential


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         Information made available by one party to the other pursuant to this
         Agreement, including any copies thereof, shall either be returned to the disclosing party or destroyed pursuant to the request of such disclosing party.

6.4 The obligations of each party in relation to Confidential Information contained in this clause 6 shall survive the termination or expiry of this agreement.




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                                   SCHEDULE 1

                        PROVIDED ASSETS AND PRICE PAYABLE

PROVIDED ASSETS                                               PRICE CALCULATED BY REFERENCE TO:
---------------                                               ---------------------------------
SALES

Cost of Product                                               Actual            On a publisher
Retros in                                                     Cost of Sales %           by publisher net
Retros Out                                                    N/A                       of any purchases
Settlement Discount                                  N/A                        specifically
Labels                                               Actual            excluded from
                                                                       the
                                                                       Agreement

DISTRIBUTION

1.       Warehouse Labour                                     Actual
2.       Customer Services                                    Cost of Sales %
         Recruitment                                          Actual
3.       Carriage Out                                Actual
         Outside Storage                                      Cost of Sales %
         Fixture Carriage                                     Actual

SELLING COSTS

Salaries                                                      Actual
Recruitment                                                   Actual
Agents                                                        N/A
Merchandising                                                 N/A
Concession Commission                                         Actual
Car Expenses                                         Actual
Travel Expenses                                               Actual
Carrier Bags Shops                                   Actual
Promotions                                                    Actual
Promotional Income                                   N/A
Bad Debt Provision                                   Actual

MANAGEMENT/ADMINISTRATION

4.       Management Salaries                         Pre-Agreed Time Basis

         Admin Salaries             -       Direct   Actual Retail Manager
                                    -       Indirect          Pre-Agreed Time Basis

5.       Car Expenses      -        Direct  Actual Retail Manager
                                    -       Indirect          Pre-agreed time basis


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
         Travel & Subsistence
                                    -       Direct   Actual Retail Manager
                                    -       Indirect          + Actual From Expenses. Where
                                                              indistinguishable, on pre-agreed time
                                                              basis

6.       Training & Recruitment                               Pre-Agreed Time Basis

         Consultancy                                          Actual

OPERATING COSTS

Maintenance                -        Direct  Actual
                                    -       Indirect          Cost of Sales %

Computer (to be discussed)                           Cost of Sales %

Light & Heat               -        Direct  Actual
                                    -       Indirect          Cost of Sales %

Telephones                          -       Direct   Actual
                                    -       Indirect          Cost of Sales %

Stationery                                                    Cost of Sales % until such time as
                                                              monitored level agreed

Audit Fees                                                    Cost of Sales %
                                                              Changing to Actual

Profit Share                                                  Actual

Cleaning                            -       Direct   Actual
                                    -       Indirect          Cost of Sales %

Postage                             -       Direct   Actual
                                    -       Indirect          Monitor % to be agreed

Leasing                             -       Direct   Actual
                                    -       Indirect          Cost of Sales %

Legal & Professional                                 Actual

Sundry & Welfare                    -       Direct   Actual
                                    -       Indirect          Cost of Sales %

SALES                                                         ACTUAL


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
Shop Service Charge                                  Actual

Insurance                           -       Direct   Actual
                                    -       Indirect          Cost of Sales %

FIXED COSTS

Rent                                -       Direct   Actual
                                    -       Indirect          Cost of Sales %

Rates                               -       Direct   Actual
                                    -       Indirect          Cost of Sales %

Depreciation               -        Direct  Actual
                                    -       Indirect          Cost of Sales %

Interest                                                      Actual
                                                              .

NOTES

1. Warehouse labour can be apportioned according to staff allocated to each division. In reality, people will be swapped between wholesale and retail on a regular basis, depending on requirements. This needs to be treated on a 'wings and roundabouts' basis if warehouse management is to do an effective job.

2. Customer Services to be apportioned by cost of sales until shops have on-line ordering available as part of the new IT system, at which point no Customer Service charge need be levied.

3. The vast majority of carriage for retail is on vehicles used exclusively for retail deliveries. Small amounts going via Securicor will need to be identified separately.

4.       Directors salaries will be split as follows:-

         Andrew Bailey              -       20% retail
         Diane White                -       20% retail
         Paul Hughes-D'Aeth         -       15% retail
         Alan Shields               -       Nil retail

         This is not an exact science and would require review as the retail division expands.

5. Administrative salaries to be apportioned on the following time basis:

         Finance                     -       10%
         Buying                      -        6%
         Switchboard                 -        5%
         Secretary                   -        10%


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6.       For the avoidance of doubt any ancillary costs of employment (e.g.
         overtime, bonuses, redundancy) shall form part of the expense to be apportioned hereunder.




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                                   SCHEDULE 2

                               WAREHOUSE EMPLOYEES

Janet Birch

Julie Souster

Elizabeth Hamilton-Bruce



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IN WITNESS whereof this Agreement has been duly executed.



Signed for and on behalf of         )
AURA BOOKS PLC                              )
in the presence of:                         )        M Nicita


T Pickup





Signed for and on behalf of         )
WINDGUARD LIMITED                   )
the presence of:                            )        P Hughes D'Aeth


S M Alais

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